UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2006

OPINION RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14927	22-3118960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 College Road East, Suite 4100, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This Amendment No. 1 to Form 8-K by Opinion Research Corporation (the “Company”) is furnished solely to amend Item 2.02 of the Form 8-K furnished by the Company on May 10, 2006.

Item 2.02.    Results of Operations and Financial Condition

The December 31, 2005 balance sheet presented in our first quarter 2006 earnings release, which was issued on May 9, 2006, included, in error, certain reclassifications of current and long-term assets and liabilities to conform to the current period’s presentation.

The December 31, 2005 balance sheet presented in Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference has been updated to correspond to the presentation of such balance sheet contained in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2006.

The information in this report, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits

Exhibit 99.1:       Balance Sheets as of the period ended December 31, 2005 and March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPINION RESEARCH CORPORATION

Date: May 15, 2006	By:	/s/ Douglas L. Cox
	Name:	Douglas L. Cox
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Balance Sheets as of the period ended December 31, 2005 and March 31, 2006.